UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

OREXIGEN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Court, Suite 200 La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Orexigen Therapeutics, Inc. (the “Company”) on July 14, 2017 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2017 Annual Meeting of Stockholders held on July 14, 2017 (the "Annual Meeting"). The purpose of this Amendment is to (i) disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future non-binding, advisory votes to approve the compensation of the Company's named executive officers; and (ii) correct a typographical error regarding the number of votes cast against Proposal 3 set forth in the Company’s proxy statement for its Annual Meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As reported in the Original 8-K, the non-binding, advisory proposal regarding the preferred frequency of advisory approval of the compensation of the Company’s named executive officers, voted on at the Annual Meeting, received the following number of votes:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
1,181,083	151,719	4,939,174	673,111	5,868,065

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s proxy statement for its Annual Meeting and the vote of the stockholders at the Annual Meeting, the Company will include a non-binding, advisory proposal  to approve the compensation of the Company's named executive officers in its proxy materials every three years until the next stockholder vote on the frequency of advisory approval  of the compensation of the Company's named executive officers.

In addition, the Original 8-K reported that there were 243,331 votes against Proposal 3 in the Company’s proxy statement for its Annual Meeting. Proposal 3 was a non-binding, advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.  The correct number of votes cast for and against, the number of abstentions and the number of broker non-votes with respect to this Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
6,019,996	245,331	679,760	5,868,065

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: August 18, 2017	By:	/s/ Michael A. Narachi
	Name:	Michael A. Narachi
	Title:	Chief Executive Officer